UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 18, 2015

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (432) 684-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Change in Registrant’s Certifying Accountant.

This Current Report on Form 8-K is filed by Dawson Geophysical Company (“Dawson Geophysical”), which was formerly known as TGC Industries, Inc. (“Legacy TGC”) prior to the consummation on February 11, 2015 of the strategic business combination described below.

On February 11, 2015, Legacy TGC completed its previously announced strategic business combination with Dawson Operating Company, which was formerly known as Dawson Geophysical Company (“Legacy Dawson”), pursuant to which a wholly-owned subsidiary of Legacy TGC merged with and into Legacy Dawson, with Legacy Dawson continuing after the merger as the surviving entity and a wholly-owned subsidiary of Legacy TGC (the “Merger”), as further described in Dawson Geophysical’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2015 (the “Prior Form 8-K”).  The Merger has been accounted for as a reverse acquisition under which Legacy Dawson was considered the accounting acquirer of Legacy TGC.  As such, the historical financial statements of Legacy Dawson will be treated as the historical financial statements of the combined company and will be reflected in post-combination Dawson Geophysical’s future quarterly and annual reports for periods ending after February 11, 2015.  Accordingly, beginning with the Quarterly Report on Form 10-Q for the quarter ending March 31, 2015, post-combination Dawson Geophysical will report on a consolidated basis representing the combined operations of Legacy TGC and Legacy Dawson and their respective subsidiaries.

Prior to the Merger and through the filing with the SEC on March 16, 2015 of Dawson Geophysical’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (which report presented the financial statements and other financial information of Legacy TGC and its pre-combination subsidiaries as of December 31, 2014 and 2013 and for the three years in the period ended December 31, 2014, which pre-dates the February 11, 2015 consummation of the strategic business combination between Legacy TGC and Legacy Dawson), Lane Gorman Trubitt, PLC (“Lane Gorman”) has served as the independent registered public accounting firm for Legacy TGC.  In addition, prior to the Merger, Ernst & Young LLP (“EY”) has served as the independent registered accounting firm for Legacy Dawson.

In light of the fact that Legacy Dawson’s historical financial statements will be treated as the historical financial statements of post-combination Dawson Geophysical for periods ending after February 11, 2015, on March 18, 2015, the Audit Committee of the Board of Directors (the “Board”) of Dawson Geophysical approved the engagement of EY as Dawson Geophysical’s independent registered public accounting firm for the year ending December 31, 2015.  This appointment constituted the dismissal of Lane Gorman as Legacy TGC’s independent registered public accounting firm.

During the fiscal years ended December 31, 2014 and 2013, and through March 18, 2015, Legacy TGC has not consulted with EY regarding (i) the application of accounting principles to any proposed transaction or the rendering of any audit opinion on Legacy TGC’s consolidated financial statements, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304(a)(1) of Regulation S-K.

The audit report of Lane Gorman on Legacy TGC’s consolidated financial statements for the past two years ended December 31, 2014 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During Legacy TGC’s two most recent fiscal years ended December 31, 2014 and 2013 and through March 18, 2015, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K between Legacy TGC and Lane Gorman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Lane Gorman, would have caused Lane Gorman to make reference thereto in its reports for such years, and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Dawson Geophysical has provided Lane Gorman with a copy of the foregoing disclosures, and Lane Gorman has furnished Dawson Geophysical with a letter addressed to the SEC stating that it agrees with the above statements concerning Lane Gorman.  A copy of such letter is attached as Exhibit 16.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above, Legacy Dawson was considered the accounting acquirer of Legacy TGC pursuant to the Merger and, as such, the historical financial statements of Legacy Dawson will be treated as the historical financial statements of the combined company and will be reflected in post-combination Dawson Geophysical’s future quarterly and annual reports for periods ending after February 11, 2015.  Further, in connection with the Merger, Legacy Dawson changed its fiscal year end from September 30 to December 31.  Accordingly, as previously disclosed, Dawson Geophysical will file a Transition Report on Form 10-Q on March 23, 2015, which will report the pre-combination financial results of Legacy Dawson for the period from October 1, 2014 through December 31, 2014 (the “Transition Report”).

Effective February 11, 2015, James K. Brata, Dawson Geophysical’s current Executive Vice President and Chief Financial Officer and the Vice President and Chief Financial Officer of Legacy TGC prior to the Merger, was designated by the Board as the principal financial officer and principal accounting officer of Dawson Geophysical for the purpose of its quarterly and annual reports filed with the SEC.  In light of her historical role on behalf of Legacy Dawson, on March 18, 2015, the Board designated Christina W. Hagan, Dawson Geophysical’s current Executive Vice President, Chief Accounting Officer and Secretary and the Executive Vice President, Chief Financial Officer and Secretary of Legacy Dawson prior to the Merger, as the principal financial officer and principal accounting officer of Dawson Geophysical for the purpose of the filing of the Transition Report with the SEC.  In addition, with respect to all future quarterly and annual reports to be filed by Dawson Geophysical with the SEC following the filing of the Transition Report, the Board also designated Mr. Brata and Ms. Hagan as the principal financial officer and the principal accounting officer, respectively, of Dawson Geophysical.

Biographical information for Mr. Brata and Ms. Hagan and information regarding agreements relating to their service as officers of Dawson Geophysical is included in the Prior Form 8-K and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
16.1	Letter from Lane Gorman Trubitt, PLC to the Securities and Exchange Commission, dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: March 23, 2015	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter from Lane Gorman Trubitt, PLC to the Securities and Exchange Commission, dated March 19, 2015.